SECURITY AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of The
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 22, 2003

                                   __________

                             THE TJX COMPANIES, INC.
               (Exact name of Registrant as specified in charter)


        DELAWARE                     1-4908               44-2207613
(State or other jurisdiction       (Common File         (I.R.S. employer
     of incorporation)               Number)            identification No.)

                                   __________

                    770 Cochituate Road, Framingham, MA 01701
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 390-1000
                                 --------------
               Registrant's Telephone Number (including area code)

                                       N/A
                         (Former name or former address,
                          if changed since last report)

ITEM 5.       OTHER EVENTS

On October 22, 2003, The TJX Companies, Inc. announced that it signed an agreement to purchase substantially all of the assets, subject to certain liabilities, of Bob's Stores, Inc. and its subsidiaries pursuant to Sections 363 and 365 of the U.S. Bankruptcy Code.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

Exhibit Number  Title
--------------  -----

   99.1         Press Release, dated October 22, 2003 of The TJX Companies, Inc.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     THE TJX COMPANIES, INC.



                                                    /s/ Donald G. Campbell
                                                    --------------------------
                                                    Donald G. Campbell
                                                    Executive Vice President and
                                                    Chief Financial Officer

Dated:  October 22, 2003

                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------
 99.1    Press Release, dated October 22, 2003 of The TJX Companies, Inc.